UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 16, 2017

ENCORE WIRE CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-20278 (Commission File Number)	75-2274963 (IRS Employer Identification No.)

1329 Millwood Road McKinney, Texas (Address of principal executive offices)		75069 (Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 16, 2017, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the fourth quarter of 2016 and the year ended December 31, 2016 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Limitation on Incorporation by Reference:
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Item 7.01 Regulation FD Disclosure.
On February 16, 2017, the Company issued the Earnings Release. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Limitation on Incorporation by Reference:
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	February 16, 2017 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2016 and the year ended December 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

02/16/2017	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President – Finance, Treasurer, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	February 16, 2017 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2016 and the year ended December 31, 2016.